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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of report : December 12, 2003
               (Date of earliest event reported): December 1, 2003

                         GulfTerra Energy Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     1-11680                  76-0396023
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)          Identification No.)

                                4 Greenway Plaza
                              Houston, Texas 77046

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (832) 676-4853

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 10, 2003, we refinanced our Term Loan B facility, increasing the aggregate principal amount to $300 million and repaying our existing $160 million term loan facility. In connection with the refinancing, on December 1, 2003 we amended our Seventh Amended and Restated Credit Agreement.

We are filing this Current Report on Form 8-K to file documents in connection with these transactions.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.


Exhibit No.                                   Description
-----------         ------------------------------------------------------------
10.B                 First Amendment to Seventh Amended and Restated Credit
                     Agreement dated as of December 1, 2003 among GulfTerra
                     Energy Partners, L.P., GulfTerra Energy Finance
                     Corporation, Fortis Capital Corp., as Syndication Agent,
                     Credit Lyonnais New York Branch, BNP Paribas and Wachovia
                     Bank, National Association, as Co-Documentation Agents,
                     JPMorgan Chase Bank, as Administrative Agent, and the
                     several banks and other financial institutions signatories thereto.

10.C Term Loan Addendum For Series B-1 Additional Term Loans dated as of December 10, 2003 among GulfTerra Energy
                     Partners, L.P., GulfTerra Energy Finance Corporation, JP
                     Morgan Chase Bank, as Administrative Agent, and the several banks and other financial institutions thereto.

99.A                 Press Release dated December 10, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GULFTERRA ENERGY PARTNERS, L.P.,

         Date: December 12, 2003              By: /s/ Kathy A. Welch
                                                 -----------------------------
                                                 Kathy A. Welch
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)
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                                  EXHIBIT INDEX

Each exhibit identified below is filed as part of this report.

Exhibit No.                               Description
-----------         ------------------------------------------------------------
10.B                 First Amendment to Seventh Amended and Restated Credit
                     Agreement dated as of December 1, 2003 among GulfTerra
                     Energy Partners, L.P., GulfTerra Energy Finance
                     Corporation, Fortis Capital Corp., as Syndication Agent,
                     Credit Lyonnais New York Branch, BNP Paribas and Wachovia
                     Bank, National Association, as Co-Documentation Agents,
                     JPMorgan Chase Bank, as Administrative Agent, and the
                     several banks and other financial institutions signatories thereto.

10.C Term Loan Addendum For Series B-1 Additional Term Loans dated as of December 10, 2003 among GulfTerra Energy
                     Partners, L.P., GulfTerra Energy Finance Corporation, JP
                     Morgan Chase Bank, as Administrative Agent, and the several banks and other financial institutions thereto.

99.A                 Press Release dated December 10, 2003.